SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the securities Exchange Act

                                March 7, 2001
                              -----------------
                                Date of Report
                      (Date of Earliest Event Reported)


                          WINMAX TRADING GROUP, INC.
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            (Exact Name of Registrant as Specified in its Charter)

         429 Seabreeze Blvd. Suite 227 Fort Lauderdale, Florida 33316
        --------------------------------------------------------------
                   (Address of principal executive offices)

                                (954) 523-4500
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                        Registrant's telephone number

   Florida                         0-29751                   65-0702554
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(State or other            (Commission File Number)        (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)


ITEM 5: OTHER EVENTS

      On March 7, 2001, the Company's Board of Directors, at a special meeting, approved a one for twenty-five (1 X 25) reverse split of its issued and outstanding shares. The split was effective as of March 19, 2001 and resulted in a reduction of Winmax's issued and outstanding shares from 9.4 Million shares outstanding to 376,000 shares issued and outstanding.

      On April 9, 2001, the Company's Board of Directors approved the issuance of 2,000,000 of its post-split shares to its president, Ralph Pistor. The shares were issued at par value.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned who is duly authorized.


WINMAX TRADING GROUP, INC.


      /s/ Ralph Pistor                                   5/4/01
By: _________________________________________     Date: _________________
    Ralph Pistor, President
    Chairman of the Board of Directors